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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported) - September 3, 1999



                          REGENT COMMUNICATIONS, INC.
               (Exact name of registrant as specified in charter)



          DELAWARE                       0-15392                 31-1492857
(State of other jurisdiction           (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)



                         50 EAST RIVERCENTER BOULEVARD
                                   SUITE 180
                           COVINGTON, KENTUCKY 41011
                    (Address of principal executive offices)


                                 (606) 292-0030
              (Registrant's telephone number, including area code)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On September 3, 1999, pursuant to the terms of an Asset Purchase Agreement dated as of May 18, 1999, Regent Communications, Inc.(the "Company") (through Regent Broadcasting of Erie, Inc., a wholly-owned subsidiary of the Company, and its wholly-owned subsidiary, Regent Licensee of Erie, Inc.) acquired from Media One Group-Erie, Ltd. and Cuzco LLC the FCC licenses and related assets used in the operation of radio stations WXKC-FM and WRIE-AM licensed to Erie, Pennsylvania, and WXTA-FM, licensed to Edinboro, Pennsylvania. The purchase price for these assets was approximately $13.5 million paid in cash.

         The terms of this acquisition were arrived at and agreed upon through arms' length negotiations between the parties. The Company intends to continue to use the assets acquired in this acquisition in a manner consistent with their use prior to their acquisition by the Company.

         The sources for the purchase price paid by the Company were as follows:

         (a) borrowings in the amount of $7.2 million under the Company's Credit Agreement with Bank of Montreal, Chicago Branch, General Electric Capital Corporation and Bank One, Indianapolis, NA ("Credit Agreement"); and

         (b) $6.3 million in additional equity from the sale of the Company's convertible preferred stock.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  The Company is not filing the financial statements required by this Item 7(a) with this initial report. The Company intends to file such financial statements by amendment not later than 60 days after the date that the initial report on Form 8-K must be filed.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  The Company is not filing the pro forma financial information required by this Item 7(b) with this initial report. The Company intends to file such pro forma financial information by amendment not later than 60 days after the date that the initial report on Form 8-K must be filed.

         (c)      EXHIBITS.

         The Exhibit Index following the signature page hereof constitutes a list of all Exhibits filed with or incorporated by reference in this Form 8-K.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   REGENT COMMUNICATIONS, INC.


Date:  September 29, 1999                          By: /s/ Terry S. Jacobs
                                                       ------------------------
                                                      Terry S. Jacobs,
                                                      Chairman of the Board and
                                                      Chief Executive Officer



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                                 EXHIBIT INDEX

         The following exhibits are filed, or incorporated by reference where indicated, as part of this Current Report on Form 8-K:

EXHIBIT
NUMBER            EXHIBIT DESCRIPTION

2(a) Asset Purchase Agreement dated as of May 18, 1999 among Regent Broadcasting of Erie, Inc., Regent Licensee of Erie, Inc., Media One Group-Erie, Ltd., Cuzco LLC, Thomas J. Embrescia and James T. Embrescia.

                  The following schedules and exhibits to the foregoing Asset Purchase Agreement are omitted as not material; the Company will furnish supplementally to the Commission upon request a copy of any omitted schedule or exhibit:


                  Schedule          Description
                  --------          -----------
                    1.2.8           Miscellaneous Excluded Assets
                      7.4           Stations Licenses, Etc.
                      7.7           Tangible Personal Property
                      7.8           Real Property
                      7.9           Contracts (including identification of
                                    Material Contracts)
                      7.11          Environmental Matters
                      7.12          Intellectual Property
                      7.13          Financial Statements
                      7.14          Personnel Information
                      7.15          Litigation
                      7.16          Compliance With Laws
                      7.17          Employee Benefit Plans

                  Exhibit           Description
                  -------           -----------
                      A             Form of Indemnification Escrow Agreement
                      B             Form Letter of Credit
                      C             Form of Deposit Escrow Agreement
                      D             Form of Assignment and Assumption Agreement
                      E             Form of Non-Competition Agreement
                      F             Form of Lease Agreement